OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND
Prospectus and Statement of Additional Information Supplement dated May 21, 2012

This supplement amends the Prospectus and Statement of Additional Information of each of the above-listed funds (each, a “Fund” and collectively, the “Funds”) and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of each of the Funds has determined that it is in the best interests of the Funds and their shareholders that each Fund reorganize with and into Oppenheimer Global Strategic Income Fund ("GSIF”).  The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between each Fund and GSIF, pursuant to which GSIF will acquire substantially all of the assets and assume certain liabilities of each Fund in exchange for newly-issued shares of GSIF (each, a "Reorganization").  If a Reorganization takes place, shareholders of a Fund will receive corresponding shares of GSIF, in each case equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization.  The shares of GSIF to be received by shareholders of a Fund will be issued at net asset value and without a sales charge. Each Reorganization is expected to be tax-free for a Fund and GSIF and their respective shareholders. Following the Reorganization, each Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

Each Reorganization is conditioned upon, among other things, approval by the respective Fund's shareholders. Shareholders of record, as of May 25, 2012, will be entitled to vote on the Reorganization of their Fund and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about July 27, 2012. The anticipated date of the shareholder meeting is on or about September 14, 2012. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization of Champion Income Fund is expected to take place on or about September 21, 2012, and the Reorganization of Portfolio Series Fixed Income Active Allocation Fund is expected to take place on or about October 5, 2012.

May 21, 2012	PS0000.075